POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of GARTMORE VARIABLE INSURANCE TRUST (the "Trust"), a Delaware statutory trust, and the Trust, which have filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the Trust, hereby constitutes and appoints James Bernstein, Gerald J. Holland, Eric E. Miller, Allan J. Oster and Jill R. Whitelaw and each of them with power to act without the others, his, her or its attorney, with full power of substitution and resubstitution, for and in his, her or its name, place and stead, in any and all capacities, to approve, and sign such Registration Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he, she or it might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

         IN WITNESS WHEREOF, the undersigned has herewith set his, her or its name and seal as of this 21st day of February 2005.

/s/ Charles E. Allen
-----------------------------------------------------         -------------------------------------------------
Charles E. Allen, Trustee                                     Michael J. Baresich, Trustee

/s/ Paula H.J. Cholmondeley                                  /s/ C. Brent DeVore
-----------------------------------------------------         -------------------------------------------------
Paula H. J. Cholmondeley, Trustee                            C. Brent DeVore, Trustee

                                                             /s/ Barbara L. Hennigar
-----------------------------------------------------         -------------------------------------------------
Robert M. Duncan, Trustee                                    Barbara L. Hennigar, Trustee

/s/ Gerald J. Holland                                        /s/ Paul J. Hondros
-----------------------------------------------------         -------------------------------------------------
Gerald J. Holland, Treasurer and Chief Financial Officer     Paul J. Hondros, Trustee, President

                                                             /s/ Douglas F. Kridler
-----------------------------------------------------         -------------------------------------------------
Thomas J. Kerr, IV, Trustee                                  Douglas F. Kridler, Trustee

/s/ Arden L. Shisler                                         /s/ David C. Wetmore
-----------------------------------------------------         -------------------------------------------------
Arden L. Shisler, Trustee                                    David C. Wetmore, Trustee

GARTMORE VARIABLE INSURANCE TRUST

By  /s/  Gerald J. Holland
-----------------------------------------------------
Gerald J. Holland, Treasurer and Chief Financial Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of GARTMORE VARIABLE INSURANCE TRUST (the "Trust"), a Delaware statutory trust, and the Trust, which have filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the Trust, hereby constitutes and appoints James Bernstein, Gerald J. Holland, Eric E. Miller, Allan J. Oster and Jill R. Whitelaw and each of them with power to act without the others, his, her or its attorney, with full power of substitution and resubstitution, for and in his, her or its name, place and stead, in any and all capacities, to approve, and sign such Registration Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he, she or it might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

         IN WITNESS WHEREOF, the undersigned has herewith set his, her or its name and seal as of this 21st day of February 2005.



/s/ Phyllis Kay Dryden                              /s/ Barbara I. Jacobs
--------------------------------------------        ----------------------------
Phyllis Kay Dryden, Trustee                           Barbara I. Jacobs, Trustee


/s/ Michael D. McCarthy
--------------------------------------------
Michael D. McCarthy, Trustee

                                       2